SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 19, 2000
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10714 (Commission File Number)	62-1482048 (I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of Principal Executive Offices)(Zip Code)

(901) 495-6500
(Registrant's Telephone Number, Including Area Code)

(Not applicable)
(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On May 19, 2000, AutoZone, Inc., made the announcement attached as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements and Exhibits

(c) Exhibits

        99.1     Press Release dated December 6, 1999

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                      AUTOZONE, INC.

Date: May 22, 2000                                                                       By: /s/ Robert J. Hunt
                                                                                                                  Robert J. Hunt
                                                                                                                  Executive Vice President
                                                                                                                  & Chief Financial Officer

EXHIBIT INDEX

            99.1         Press Release dated May 19, 2000